UNITED
                                INTERNATIONAL
                                GROWTH FUND,
                                INC.

                                ANNUAL
                                REPORT
                                ---------------------------------------
                                For the fiscal year ended June 30, 1998


       MANAGER'S LETTER
       JUNE 30, 1998

       Dear Shareholder:


            This report relates to the operation of United International Growth Fund for the fiscal year ended June 30, 1998. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

            The past fiscal year witnessed a broad economic recovery in Europe, while inflation remained benign. Companies continued to implement restructuring programs and expand operations across Europe to benefit from the move to a single currency. In Asia, a decade of easy credit and over-investment came to a halt as Japan struggled to support its failing economy and much of Asia fell into financial crisis. Emerging Asian currencies and stock markets plunged while interest rates soared. These economies are now in severe recession and face huge structural problems.

            Europe has remained our primary focus for several years now. The Fund has continued to achieve very favorable returns on our European investments, especially restructuring opportunities and interest-sensitive sectors. As the Asian financial crisis began to unfold last year, we reduced the Fund's holdings in Asia, in emerging markets in general and in industries we believed were vulnerable due to the crisis. We also temporarily increased our cash reserves during the height of the crisis late in 1997.

            The strategies and techniques we applied during the fiscal year resulted in the Fund significantly outperforming the indexes charted on the following page. Those indexes generally reflect the performance of the international securities market as charted by the Morgan Stanley Capital International E.A.FE. Index (Europe, Australia, Far East Index) and the universe of funds with similar investment objectives (the Lipper International Fund Universe Average). Heavy exposure to European investments and an underweight position in Japan contributed to the Fund's stellar performance relative to the indexes.

            We maintain our positive outlook on Europe as the single European currency remains an important global theme. High debt and overvalued assets remain obstacles to recovery in Asia and in many emerging markets. Japan's domestic economy has been extremely weak this entire decade. This leaves emerging Asian countries to rebuild their devastated economies with little or no help from Japan. A return of investor confidence in this region largely depends on the willingness of Japan to move forward on difficult and unpopular reforms in its crumbling financial sector. The Fund's investments will remain heavily concentrated in Europe, with a focus on companies that have positioned themselves to benefit from the move toward an integrated Europe. We will continue to limit the Fund's investments in Latin America, as we maintain a cautious approach toward emerging markets. The current financial crisis in Asia will eventually force important reforms, leading to an economic recovery in this important region of the world. However, critical stumbling blocks remain to be resolved first. We will closely monitor events in Asia and the entire emerging world, requiring solid evidence of a sustained recovery in investor confidence before we commit investments to this region.

            Thank you very much for your continued support and confidence in our organization.

            Respectfully,


            Thomas Mengel
            Manager, United International Growth Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
             United International Growth Fund, Inc. Class A Shares,
        The Morgan Stanley Capital International E.A.FE. Index (with net dividends),
               and The Lipper International Fund Universe Average

                                       Morgan
                                      Stanley
                              United  Capital         Lipper
                              Inter-   Inter-  International
                              nationalnational          Fund
                              Growth  E.A.FE.       Universe
                              Fund      Index        Average
                              ------------------  ----------
            06/30/88  Purchase$9,425  $10,000        $10,000
            06/30/89           9,428   10,953         11,074
            06/30/90          10,884   11,310         13,418
            06/30/91           9,741   10,005         12,074
            06/30/92          11,844    9,940         13,259
            06/30/93          12,154   11,956         14,312
            06/30/94          16,204   13,989         17,425
            06/30/95          17,497   14,220         17,632
            06/30/96          19,544   16,109         20,371
            06/30/97          24,046   18,177         23,675
            06/30/98          32,339   19,285         25,546

       ===== United International Growth Fund, Class A* -- $32,339 +++++ Morgan Stanley Capital International E.A.FE. Index -- $19,285
       ----  Lipper International Fund Universe Average -- $25,546

       *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


                Average Annual Total Return +
                           Class A++  Class Y
                -----------------------------
       Year Ended
          6/30/98          26.75%     34.71%
       5 Years Ended
          6/30/98          20.19%     N/A
       10 Years Ended
          6/30/98          12.45%     N/A
       Life of
          Class Y +++      N/A        22.58%

         + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
        ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       +++ 9/27/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 6/30/98.




            Past performance is not predictive of future performance. Indexes are unmanaged.

       SHAREHOLDER SUMMARY
       -----------------------------------------------------------------
       UNITED INTERNATIONAL GROWTH FUND, INC.

       PORTFOLIO STRATEGY:
       Normally at least 80% in    OBJECTIVE: Long-term appreciation of
       foreign securities.  Not               capital with realization
       more than 75% in securities            of income as a secondary
       in any one country.                    consideration.

       Maximum of 15% in currency   STRATEGY: Invests in securities
       exchange contracts                     (common stocks and/or
                                              debt securities) issued
       Cash Reserves                          by companies or
                                              governments of any
                                              nation.

                                              The use of cash reserves
                                              (often invested in money
                                              market securities) for
                                              defensive purposes is a
                                              strategy that may be
                                              utilized by the
                                              International Growth Fund
                                              from time to time.  For
                                              more information about the
                                              Fund's cash reserves
                                              flexibility, please
                                              consult the Prospectus.

                                  FOUNDED:    1970


             SCHEDULED DIVIDEND FREQUENCY:    SEMIANNUALLY (June and
                                              December)

            PERFORMANCE SUMMARY - Class A Shares

                        PER SHARE DATA
               For the Fiscal Year Ended June 30, 1998
               ---------------------------------------

               DIVIDENDS PAID                $0.06
                                             =====

               CAPITAL GAINS DISTRIBUTION    $1.78
                                             =====

               NET ASSET VALUE ON
                 6/30/98 $11.85 adjusted to:$13.63(A)
                 6/30/97                     10.61
                                             -----
               CHANGE PER SHARE             $ 3.02
                                             =====

            (A)This number includes the capital gains distribution of $1.78 paid in December 1997 added to the actual net asset value on June 30, 1998.

            Past performance is not necessarily indicative of future results.

            TOTAL RETURN HISTORY

                                                   Average Annual Total Return
                                                   ---------------------------
                                                       With          Without
            Period                                  Sales Load*   Sales Load**
            ------                                  -----------   ------------
            1-year period ended 6-30-98               26.75%         34.49%
            5-year period ended 6-30-98               20.19%         21.62%
            10-year period ended 6-30-98              12.45%         13.12%

             *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

            **Performance data quoted in this column represents past
              performance without taking into account the sales load deducted on an initial purchase.

            Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

       PORTFOLIO HIGHLIGHTS

       On June 30, 1998, United International Growth Fund, Inc. had net assets totaling $1,340,303,108 invested in a diversified portfolio of:

                79.84%     Common Stocks and Rights
                10.72%     Cash and Cash Equivalents and Open Forward
                            Currency Contracts
                 9.44%     Convertible Preferred Stocks


       As a shareholder of United International Growth Fund, Inc., for every $100 you had invested on June 30, 1998, your Fund was invested by geographic region and by industry, respectively, as follows:

            $76.75  Europe
             10.72  Cash and Cash Equivalents and Open Foreign Currency
                      Contracts
              5.57  Scandinavia
              2.49  South America
              2.23  Pacific Basin
              1.66  Mexico
              0.58  United States



            $27.95  Finance, Insurance and Real Estate
                      Contracts
             24.67  Manufacturing
             11.56  Transportation, Communication, Electric,
                      Gas and Sanitary Services
             11.18  Miscellaneous Investing Institutions
             10.72  Cash and Cash Equivalents and Open Foreign Currency
              7.72  Services
              2.78  Contract Construction
              2.67  Wholesale and Retail Trade
              0.75  Mining

            THE INVESTMENTS OF
            UNITED INTERNATIONAL GROWTH FUND, INC.
            JUNE 30, 1998

                                                           Shares       Value

            COMMON STOCKS AND RIGHTS
            Brazil - 0.00%
              Telecomunicacoes de Sao Paulo, S.A,
               Rights*  ............................... 1,879,910 $    30,072

            Denmark - 0.58%
              NeuroSearch A/S* ........................    19,200   1,487,245
              Thorkild Kristensen .....................    66,450   6,240,572
               Total  .................................             7,727,817

            Finland - 0.25%
              Merita plc, Class A .....................   500,000   3,302,920

            France - 14.52%
              AXA-UAP .................................   220,000  24,748,954
              Accor S.A. ..............................    60,000  16,794,878
              Air Liquide .............................    33,750   5,583,404
              Alcatel Alsthom Compagnie Generale
               d'Electricite  .........................   150,000  30,547,422
              Alstom* .................................    85,800   2,824,656
              Banque Nationale de Paris ...............   208,200  17,015,038
              Compagnie Generale de Geophysique, ADR* .   340,000   9,987,500
              Paribas .................................   100,000  10,703,591
              SITA* ...................................    10,525   2,705,817
              Societe Generale ........................   145,000  30,152,861
              Societe Industrielle de Transports
               Automobiles S.A.  ......................    42,100  10,656,112
              Suez Lyonnaise des Eaux .................   200,000  32,921,402
               Total  .................................           194,641,635

            Germany - 7.08%
              K&M Mobel AG ............................   175,000   1,523,595
              MAN AG ..................................    45,000  17,567,792
              Mannesmann AG ...........................   300,000  30,860,090
              METRO AG ................................   250,000  15,111,185
              VBH Holding AG ..........................   205,000   4,376,698
              Volkswagen AG ...........................    22,890  22,124,588
              Winkler + Dunnebier AG* .................    75,000   3,368,824
               Total  .................................            94,932,772

            Italy - 5.55%
              Alleanza Assicurazioni ..................   895,500  12,172,187
              Banca Popolare Di Brescia ...............   562,000  10,628,243
              Credito Italiano S.p.A. ................. 3,500,000  18,330,331
              Instituto Nazionale delle Assicurazioni . 3,176,000   9,027,298
              Telecom Italia Mobile S.p.A., Risp ...... 5,000,000  24,216,244
               Total  .................................            74,374,303


                     See Notes to Schedule of Investments on page 11.

       THE INVESTMENTS OF
       UNITED INTERNATIONAL GROWTH FUND, INC.
       JUNE 30, 1998

                                                      Shares       Value

       COMMON STOCKS AND RIGHTS(Continued)
       Japan - 2.23%
         Nintendo Corp., Ltd. ....................   136,500$ 12,685,507
         Sony Corporation ........................   200,000  17,285,022
          Total  .................................            29,970,529

       Mexico - 1.66%
         Empresas ICA Sociedad Controladora,
          S.A. de C.V., ADS  .....................   477,000   4,501,449
         Grupo Elektra, S.A. de C.V., CPO ........ 3,000,000   2,985,972
         Grupo Financiero Banamex Accival,
          S.A. de C.V., B, CPO shares*  .......... 3,000,000   5,845,023
         Grupo Financiero Inbursa, S.A. de
          C.V., Class B  .........................   531,168   1,360,150
         Grupo Televisa, S.A., GDR* ..............   200,000   7,525,000
          Total  .................................            22,217,594

       Netherlands - 8.37%
         Akzo Nobel N.V. .........................    62,000  13,793,368
         Benckiser N.V., Class B* ................   400,000  24,618,715
         Fugro N.V. ..............................    40,788   1,625,420
         Getronics N.V. ..........................   190,300   9,877,325
         ING Groep N.V. ..........................   453,465  29,716,392
         Internatio-Muller N.V. ..................   209,555   7,020,907
         Philips Electronics N.V., N.Y. Shares ...   300,000  25,481,100
          Total  .................................           112,133,227

       Norway - 0.68%
         Merkantildata A/S .......................   200,000   2,531,646
         Schibsted AS ............................   392,000   6,598,982
          Total  .................................             9,130,628

       Portugal - 0.78%
         Electricidade de Portugal, S.A., ADR ....    63,130   2,907,894
         Portugal Telecom, S.A., ADS .............    41,850   2,215,413
         Portugal Telecom, S.A.,
          Ordinary Shares  .......................   100,000   5,304,652
          Total  .................................            10,427,959

       Spain - 3.97%
         Bankinter, S.A. .........................   130,000   8,450,934
         Tele Pizza, S.A.* ....................... 1,300,000  13,801,777
         Telefonica de Espana, S.A. ..............   667,445  30,917,190
          Total  .................................            53,169,901


                See Notes to Schedule of Investments on page 11.

            THE INVESTMENTS OF
            UNITED INTERNATIONAL GROWTH FUND, INC.
            JUNE 30, 1998

                                                           Shares       Value

            COMMON STOCKS AND RIGHTS(Continued)
            Sweden - 4.06%
              AB Volvo, B Shares ......................   323,500   9,635,221
              Biacore International AB, ADR* ..........   100,000$    906,200
              Nordbanken Holding AB ................... 1,000,000   7,336,343
              Skandia Group Insurance Company Ltd. .... 2,560,500  36,606,095
               Total  .................................            54,483,859

            Switzerland - 12.95%
              Credit Suisse Group, Registered Shares ..   300,000  66,862,577
              Julius Baer Holding AG ..................     7,000  21,934,227
              Novartis, AG ............................    22,001  36,670,755
              UBS AG, Registered Shares* ..............   129,274  48,148,013
               Total  .................................           173,615,572

            United Kingdom - 16.58%
              Avis Europe plc .........................   400,000   1,812,159
              Capita Group plc (The) ..................   375,000   3,238,696
              Colt Telecom Group PLC* .................   200,000   8,114,742
              Corporate Services Group plc ............ 2,500,000   9,976,457
              Freepages Group plc* .................... 1,000,000     630,312
              General Electric Company plc ............ 4,800,000  41,395,203
              JBA Holdings plc ........................   130,000   1,345,778
              Misys plc ...............................   704,696  40,064,283
              National Westminster Bank Plc ...........   600,000  10,729,492
              Orange plc* ............................. 2,298,600  24,371,125
              Rentokil Initial plc .................... 3,010,000  21,661,185
              Vodafone Group Plc ...................... 3,625,442  46,036,111
              Williams plc ............................ 2,000,000  12,856,690
               Total  .................................           222,232,233

            United States - 0.58%
              ESG Re Limited ..........................   350,000   7,721,700

            TOTAL COMMON STOCKS AND RIGHTS - 79.84%              $1,070,112,721
              (Cost: $732,480,822)


                     See Notes to Schedule of Investments on page 11.

       THE INVESTMENTS OF
       UNITED INTERNATIONAL GROWTH FUND, INC.
       JUNE 30, 1998
                                                      Shares       Value
       PREFERRED STOCKS
       Brazil - 2.49%
         Telebras S.A., ADR.......................   220,000$ 23,980,000
         Telecomunicacoes de Sao Paulo S.A. ......40,000,000   9,407,696
          Total  .................................            33,387,696

       Germany - 6.95%
         Fresenius Medical Care AG ...............    35,000   6,637,831
         GEA AG ..................................    22,300   8,718,183
         Marschollek, Lautenschlager und
          Partner AG  ............................    56,190  27,420,396
         Porsche AG ..............................     8,000  23,068,818
         Rhoen-Klinikum AG .......................    71,700   6,918,316
         SAP AG ..................................    30,000  20,379,305
          Total  .................................            93,142,849

       TOTAL PREFERRED STOCKS - 9.44%                       $ 126,530,545
         (Cost: $90,563,018)
                                                        Face
                                                   Amount in
                                                   Thousands

       UNREALIZED GAIN ON OPEN FORWARD CURRENCY CONTRACTS - 0.02%
         Deutsche Marks, 7-29-98 (A)..............  DM42,500$    278,561

                                                   Principal
                                                   Amount in
                                                   Thousands
       SHORT-TERM SECURITIES
       Commercial Paper
         Communication - 3.72%
         Bell Atlantic Financial Services, Inc.,
          5.55%, 7-15-98  ........................   $20,000  19,956,833
         Dominion Resources Inc.,
          5.66%, 7-28-98  ........................    10,000   9,957,550
         GTE Corporation,
          5.59%, 7-17-98  ........................    20,000  19,950,044
          Total  .................................            49,864,427

         Electric, Gas and Sanitary Services - 2.56%
         Commonwealth Edison Co.,
          5.8%, 7-24-98  .........................     8,625   8,593,040
         Detroit Edison Co.,
          5.7%, 7-20-98  .........................     7,150   7,128,490
         Pacificorp,
          5.55%, 7-29-98  ........................    11,400  11,350,790
         Western Resources, Inc.,
          5.66%, 7-7-98  .........................     7,300   7,293,114
          Total  .................................            34,365,434

                See Notes to Schedule of Investments on page 11.

            THE INVESTMENTS OF
            UNITED INTERNATIONAL GROWTH FUND, INC.
            JUNE 30, 1998

                                                        Principal
                                                        Amount in
                                                        Thousands       Value

            SHORT-TERM SECURITIES (Continued)
            Commercial Paper (Continued)
              Fabricated Metal Products - 0.06%
              Danaher Corporation,
               5.6602%, Master Note  ..................   $   744$    744,000

              Food and Kindred Products - 1.37%
              General Mills, Inc.,
               5.5152%, Master Note  ..................        10      10,000
              Hercules Inc.,
               5.64%, 7-13-98  ........................    18,430  18,395,352
               Total  .................................            18,405,352

              General Merchandise Stores - 0.53%
              Dillard Investment Co. Inc.,
               6.75%, 7-1-98  .........................     7,100   7,100,000

              Instruments and Related Products - 1.45%
              Honeywell Inc.,
               6.1%, 7-1-98  ..........................    19,468  19,468,000

              Insurance Agents, Brokers and Service - 0.72%
              Aon Corp.,
               5.58%, 7-17-98  ........................     9,600   9,576,192

              Nondepository Institutions - 0.74%
              Textron Financial Corp.,
               5.72%, 7-28-98  ........................    10,000   9,957,100

              Transportation Equipment - 0.22%
              Echlin Inc.,
               5.8%, 7-13-98  .........................     2,875   2,869,442

            Total Commercial Paper - 11.37%                       152,349,947

            Municipal Obligations - 0.60%
              California
              Oakland-Alameda County Coliseum Lease Revenue
               Bonds (Oakland Coliseum Project), 1995 Series
               B-1 (Canadian Imperial Bank of Commerce),
               5.59%, 7-14-98  ........................     8,000   8,000,000

            TOTAL SHORT-TERM SECURITIES - 11.97%                 $160,349,947
              (Cost: $160,349,947)

                     See Notes to Schedule of Investments on page 11.

       THE INVESTMENTS OF
       UNITED INTERNATIONAL GROWTH FUND, INC.
       JUNE 30, 1998

                                                                   Value

       TOTAL INVESTMENT SECURITIES - 101.27%                $1,357,271,774
         (Cost: $983,393,787)

       LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.27%)   (16,968,666)

       NET ASSETS - 100.00%                                 $1,340,303,108


       Notes to Schedule of Investments

       *No dividends were paid during the preceding 12 months.

       (A) Principal amounts are denominated in the indicated foreign currency where applicable (DM - Deutsche Mark).

       See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

       See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

            UNITED INTERNATIONAL GROWTH FUND, INC.
            STATEMENT OF ASSETS AND LIABILITIES
            JUNE 30, 1998
            (In Thousands, Except for Per Share Amounts)

            Assets
              Investment securities -- at value (Notes 1 and 3)    $1,357,272
              Receivables:
               Dividends and interest  ........................         4,284
               Fund shares sold  ..............................         3,476
              Prepaid insurance premium........................            19
                                                                   ----------
                 Total assets .................................     1,365,051
                                                                   ----------
            Liabilities
              Payable to Fund shareholders ....................        14,652
              Payable for investment securities purchased .....         8,836
              Accrued service fee (Note 2) ....................           460
              Accrued transfer agency and dividend
               disbursing (Note 2)  ...........................           214
              Accrued management fee (Note 2) .................            26
              Due to custodian ................................            19
              Accrued accounting services fee (Note 2) ........             8
              Other ...........................................           533
                                                                   ----------
                 Total liabilities ............................        24,748
                                                                   ----------
                  Total net assets  ...........................    $1,340,303
                                                                   ==========
            Net Assets
              $1.00 par value capital stock
               Capital stock  .................................    $  113,147
               Additional paid-in capital  ....................       754,199
              Accumulated undistributed income:
               Accumulated undistributed net investment income          1,529
               Accumulated net realized gain on
                 investment transactions ......................        97,657
               Net unrealized appreciation in value
                 of investments ...............................       373,599
               Net unrealized appreciation in value of foreign
                 currency exchange ............................           172
                                                                   ----------
                 Net assets applicable to outstanding
                  units of capital  ...........................    $1,340,303
                                                                   ==========
            Capital shares outstanding
              Class A ...........................................     112,376
              Class Y ...........................................         771
            Capital shares authorized  ..........................     400,000
            Net asset value per share (net assets divided
              by shares outstanding)
              Class A ......................................... .      $11.85
              Class Y ......................................... .      $11.85


                            See notes to financial statements.

       UNITED INTERNATIONAL GROWTH FUND, INC.
       STATEMENT OF OPERATIONS
       For the Fiscal Year Ended JUNE 30, 1998
       (In Thousands)

       Investment Income
         Income (Note 1B):
          Dividends (net of foreign withholding
            taxes of $1,006) ...............................    $ 13,692
          Interest and amortization  .......................       7,540
                                                                --------
            Total income ...................................      21,232
                                                                --------
         Expenses (Note 2):
          Investment management fee  .......................       7,747
          Transfer agency and dividend
            disbursing - Class A ...........................       2,271
          Distribution and service fees - Class A  .........       2,288
          Custodian fees  ..................................       1,015
          Accounting services fee  .........................         100
          Audit fees  ......................................          19
          Legal fees  ......................................          15
          Shareholder servicing - Class Y  .................          12
          Other  ...........................................         263
                                                                --------
            Total expenses .................................      13,730
                                                                --------
              Net investment income ........................       7,502
                                                                --------
       Realized and Unrealized Gain (Loss) on
         Investments (Notes 1 and 3)
         Realized net gain on securities ...................     145,358
         Realized net gain on forward currency contracts ...       3,919
         Realized net loss on foreign currency
          transactions  ....................................      (1,400)
                                                                --------
          Realized net gain on investments  ................     147,877
                                                                --------
         Unrealized appreciation in value of securities
          during the period ................................     194,250
         Unrealized depreciation on open forward currency
          contracts during the period  .....................        (241)
         Unrealized depreciation in value of foreign
          currency exchange at end of period  ..............         (44)
                                                                --------
          Unrealized appreciation on investments  ..........     193,965
                                                                --------
            Net gain on investments ........................     341,842
                                                                --------
             Net increase in net assets resulting from
               operations ..................................    $349,344
                                                                ========


                       See notes to financial statements.

            UNITED INTERNATIONAL GROWTH FUND, INC.
            STATEMENT OF CHANGES IN NET ASSETS
            (Dollars In Thousands)
                                                    For the fiscal year ended
                                                                June 30,
                                                      -------------------------
                                                           1998        1997
            Increase in Net Assets                   ------------  ------------
              Operations:
               Net investment income  ..............     $  7,502      $  6,631
               Realized net gain on investments  ...      147,877       130,325
               Unrealized appreciation  ............      193,965        50,699
                                                       ----------      --------
                 Net increase in net assets
                  resulting from operations  .......      349,344       187,655
                                                       ----------      --------
              Distributions to shareholders from (Note 1F):*
               Net investment income
                 Class A ...........................       (6,165)       (8,100)
                 Class Y ...........................          (63)          (69)
               Realized gains on securities transactions
                 Class A ...........................     (164,458)      (22,184)
                 Class Y ...........................       (1,128)         (152)
                                                       -----------     --------
                                                         (171,814)      (30,505)
              Capital share transactions:              ----------      --------
               Proceeds from sale of shares:
                 Class A (97,362,755 and 78,212,381
                  shares, respectively)  ...........    1,056,297       742,537
                 Class Y (147,574 and 119,762
                  shares, respectively)  ...........        1,609         1,122
               Proceeds from reinvestment of dividends
                 and/or capital gains distribution:
                 Class A (18,572,233 and 3,257,308
                  shares, respectively) ............      167,919        29,838
                 Class Y (131,500 and 24,129
                  shares, respectively)  ...........        1,191           222
               Payments for shares redeemed:
                 Class A (95,731,629 and 75,483,507
                  shares, respectively)  ...........   (1,047,872)     (721,364)
                 Class Y (145,901 and 56,814
                  shares, respectively)  ...........       (1,526)         (538)
                                                       ----------      --------
                  Net increase in net assets resulting
                    from capital share transactions       177,618        51,817
                                                       ----------      --------
                    Total increase .................      355,148       208,967
            Net Assets
              Beginning of period ..................      985,155       776,188
                                                       ----------      --------
              End of period, including undistributed
               net investment income of $1,529
               and $1,655, respectively  ...........   $1,340,303      $985,155
                                                       ==========      ========
                      *See "Financial Highlights" on pages 15 - 16.
                            See notes to financial statements.

       UNITED INTERNATIONAL GROWTH FUND, INC.
       FINANCIAL HIGHLIGHTS
       Class A Shares
       For a Share of Capital Stock Outstanding
       Throughout Each Period:
                                      For the fiscal year ended June 30,
                                    ------------------------------------
                                      1998    1997   1996    1995   1994
                                    ------  ------ ------  ------ ------
       Net asset value,
         beginning of
         period ...........         $10.61   $8.95  $8.68   $8.98  $7.16
                                    ------  ------  -----   -----  -----
       Income from investment
         operations:
         Net investment
          income  .........            .07     .07    .08     .07    .04
         Net realized and
          unrealized gain on
          investments  ....           3.01    1.94    .86     .60   2.32
                                    ------  ------  -----   -----  -----
       Total from investment
         operations  ......           3.08    2.01    .94     .67   2.36
                                    ------  ------  -----   -----  -----
       Less distributions:
         From net investment
          income  .........          (0.06)  (0.09) (0.07)  (0.04) (0.04)
         From capital gains          (1.78)  (0.26) (0.60)  (0.93) (0.50)
                                    ------  ------  -----   -----  -----
       Total distributions           (1.84)  (0.35) (0.67)  (0.97) (0.54)
                                    ------  ------  -----   -----  -----
       Net asset value,
         end of period ....         $11.85  $10.61  $8.95   $8.68  $8.98
                                    ======  ======  =====   =====  =====
       Total return*  .....          34.49%  23.03% 11.70%   7.98% 33.31%
       Net assets, end of
         period (in
         millions) ........       $  1,331    $978   $771    $679   $572
       Ratio of expenses
         to average net
         assets ...........           1.23%   1.28%  1.25%   1.25%  1.20%
       Ratio of net
         investment income
         to average net
         assets ...........           0.67%   0.78%  0.89%   0.86%  0.57%
       Portfolio turnover
         rate .............         114.34% 109.71% 58.64%  57.45% 83.76%
       Average commission
         rate paid ........          $0.0187 $0.0219

        *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

            UNITED INTERNATIONAL GROWTH FUND, INC.
            FINANCIAL HIGHLIGHTS
            Class Y Shares
            For a Share of Capital Stock Outstanding
            Throughout Each Period:

                                                               For the
                                  For the fiscal year           period
                                    ended June 30,            from 9/27/95*
                                -----------------------        through
                                    1998           1997        6/30/96
                                --------       --------       --------
            Net asset value,
              beginning of period $10.62          $8.95          $9.21
                                  ------         ------         ------
            Income from investment
              operations:
              Net investment
               income  .........     .10            .09            .12
              Net realized and
               unrealized gain
               on investments ..    3.00           1.95            .30
                                  ------         ------         ------
            Total from investment
              operations........    3.10           2.04            .42
                                  ------         ------         ------
            Less distributions:
              From net investment
               income ..........   (0.09)         (0.11)         (0.08)
              From capital gains   (1.78)         (0.26)         (0.60)
                                  ------         ------         ------
            Total distributions    (1.87)         (0.37)         (0.68)
                                  ------         ------         ------
            Net asset value,
              end of period.....  $11.85         $10.62          $8.95
                                  ======         ======         ======
            Total return  ......   34.71%         23.45%          5.44%
            Net assets, end of
              period (in
              millions) ........      $9             $7             $5
            Ratio of expenses
              to average net
              assets............    0.97%          1.04%          0.98%**
            Ratio of net
              investment income
              to average net
              assets............    0.93%          1.02%          2.60%**
            Portfolio
              turnover rate.....  114.34%        109.71%         58.64%**
            Average commission
              rate paid ........   $0.0187        $0.0219

              *Commencement of operations.
             **Annualized.
                            See notes to financial statements.

       UNITED INTERNATIONAL GROWTH FUND, INC.
       NOTES TO FINANCIAL STATEMENTS
       JUNE 30, 1998

       NOTE 1 -- Significant Accounting Policies

            United International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is the long-term appreciation of your investment. Realization of income is a secondary goal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

       A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

       B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

       C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

            D. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished by either entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

            E. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

            F. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 1998, $1,399,721 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains, and net assets were not affected by this change.

                 The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

            NOTE 2 -- Investment Management and Payments to Affiliated
            Persons

                 The Fund pays a fee for investment management services.  The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately
       $19.9 billion of combined net assets at June 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75
       billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

            Pursuant to assignment of the Investment Management
       Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

            The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                          Average
                       Net Asset Level           Annual Fee
                 (all dollars in millions) Rate for Each Level
                 ------------------------- -------------------
                   From $    0 to $   10           $      0
                   From $   10 to $   25           $ 10,000
                   From $   25 to $   50           $ 20,000
                   From $   50 to $  100           $ 30,000
                   From $  100 to $  200           $ 40,000
                   From $  200 to $  350           $ 50,000
                   From $  350 to $  550           $ 60,000
                   From $  550 to $  750           $ 70,000
                   From $  750 to $1,000           $ 85,000
                        $1,000 and Over            $100,000

            For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

            As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,119,854, out of which W&R paid sales commissions of $2,379,607 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

            Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment
                 Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts. The Fund incurred $4,473 and $2,283,597 in distribution and service fees, respectively.

                 The Fund paid Directors' fees of $37,420, which are included in other expenses.

                 W&R is an indirect subsidiary of Torchmark Corporation, a
            holding company, and Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

            NOTE 3 -- Investment Securities Transactions

                 Purchases of investment securities, other than short-term
            securities, aggregated $1,125,549,425 while proceeds from maturities and sales aggregated $1,192,394,994. Purchases of short-term securities aggregated $2,311,277,387 while proceeds from maturities and sales aggregated $2,252,825,744. No U.S. Government securities were bought or sold during the period.

                 For Federal income tax purposes, cost of investments owned at June 30, 1998 was $983,393,787, resulting in net unrealized appreciation of $373,599,426 of which $382,931,446, related to appreciated securities and $9,332,020 related to depreciated securities.

            NOTE 4 -- Federal Income Tax Matters

                 For Federal income tax purposes, the Fund realized capital gain net income of $148,763,058 during its fiscal year ended June 30, 1998, of which a portion was paid to shareholders during the period ended June 30, 1998. Remaining capital gain net income will be distributed to Fund shareholders.

            NOTE 5 -- Multiclass Operations

              On July 4, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

                 Income, non-class specific expenses and realized and
            unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

       INDEPENDENT AUDITORS' REPORT

       The Board of Directors and Shareholders,
       United International Growth Fund, Inc.:


       We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United International Growth Fund, Inc. (the "Fund") as of June 30, 1998, and the related statements of operations for the fiscal year then ended and changes in net assets for each of the fiscal years in the two-year period then ended, and the financial highlights for each of the fiscal years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United International Growth Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



       Deloitte & Touche LLP
       Kansas City, Missouri
       August 7, 1998

            INCOME TAX INFORMATION

            The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                                     PER-SHARE AMOUNTS REPORTABLE AS:
           --------------------------------------------------------------
                     For Individuals                For Corporation
                       ------------------------------------------------------

   Record         OrdinaryLong-Term Capital Gain             Non- Long-T
     Date    Total  Income  28% Rate 20% RateQualifyingQualifyingCapital
 -----------  -------------  -------- -----------------------------------
                                         Class A
 12-12-97    $1.798 $0.6701   $0.6091  $0.5188   $0.0001   $0.6700   $1.1279
 06-12-98      .040   .0400       ---      ---     .0007     .0393       ---
             ------ -------   -------  -------   -------   -------   -------
 Total       $1.838 $0.7101   $0.6091  $0.5188   $0.0008   $0.7093   $1.1279
             ====== =======   =======  =======   =======   =======   =======

                                         Class Y
 12-12-97    $1.812 $0.6841   $0.6091   $05188   $0.0002   $0.6839   $1.1279
 06-12-98     0.055   .0550       ---      ---     .0010     .0540       ---
             ------ -------   -------  -------   -------   -------   -------
 Total       $1.867 $0.7391   $0.6091  $0.5188   $0.0012   $0.7379   $1.1279
             ====== =======   =======  =======   =======   =======   =======


            CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

            The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

            Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

                          Shareholder Meeting Results

       A special meeting of shareholders of United International Growth Fund, Inc. was held on July 29, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

       Item 1.        To elect the Board of Directors;
                                                                Broker
                                            For     Withheld Non-Votes*
             Henry L. Bellmon        47,154,681    1,295,581         0
             Dodds I. Buchanan       47,280,884    1,169,378         0
             James M. Concannon      47,268,665    1,181,597         0
             John A. Dillingham      47,266,059    1,184,203         0
             Linda Graves            47,209,812    1,240,450         0
             John F. Hayes           47,178,031    1,272,231         0
             Glendon E. Johnson      47,159,936    1,290,326         0
             William T. Morgan       47,260,649    1,189,613         0
             Ronald K. Richey        47,244,450    1,205,812         0
             William L. Rogers       47,231,171    1,219,091         0
             Frank J. Ross, Jr.      47,277,187    1,173,075         0
             Eleanor B. Schwartz     47,244,857    1,205,405         0
             Keith A. Tucker         47,272,429    1,177,833         0
             Frederick Vogel III     47,274,461    1,175,801         0
             Paul S. Wise            47,196,126    1,254,136         0

       Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;
                                                   Broker
                        For   Against   Abstain Non-Votes*
                 45,790,959   303,619 2,355,684         0

       Item 3. To approve or disapprove changes to certain of its fundamental investment policies and restrictions:

               3.1 Elimination of Fundamental Restriction Regarding Restricted Securities
                                                   Broker
                        For   Against   Abstain Non-Votes*
                 43,456,173 1,299,142 3,608,712    86,235

               3.2 Modification of Fundamental Restriction Regarding Diversification of Assets
                                                   Broker
                        For   Against   Abstain Non-Votes*
                 43,454,590 1,300,725 3,608,712    86,235

               3.3 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts
                                                   Broker
                        For   Against   Abstain Non-Votes*
                 43,346,334 1,407,379 3,610,314    86,235

               3.4 Elimination of Fundamental Restriction Regarding Mortgaging or Pledging Securities
                                                   Broker
                        For   Against   Abstain Non-Votes*
                      43,401,379 1,353,936 3,608,712    86,235

                    3.5 Modification of Fundamental Restriction Regarding Margin Purchases of Securities
                                                        Broker
                             For   Against   Abstain Non-Votes*
                      43,399,806 1,352,495 3,611,726    86,235

                    3.6 Modification of Fundamental Restriction Regarding Short Sales of Securities
                                                        Broker
                             For   Against   Abstain Non-Votes*
                      43,423,280 1,332,035 3,608,712    86,235

                    3.7 Elimination of Fundamental Restriction Regarding Foreign Currencies
                                                        Broker
                             For   Against   Abstain Non-Votes*
                      43,456,233 1,299,082 3,608,712    86,235

                    3.8 Elimination of Fundamental Restriction Regarding Investment in Warrants and Rights
                                                        Broker
                             For   Against   Abstain Non-Votes*
                      43,458,768 1,296,547 3,608,712    86,235

                    3.9 Elimination of Fundamental Restriction Regarding Purchasing Call Options
                                                        Broker
                             For   Against   Abstain Non-Votes*
                      43,428,369 1,326,166 3,609,492    86,235

                    3.10 Elimination of Fundamental Restriction Regarding
                         Arbitrage Transactions
                                                        Broker
                             For   Against   Abstain Non-Votes*
                      43,432,513 1,321,207 3,610,307    86,235

                    3.11 Elimination of Fundamental Restriction Regarding
                         Investments in Issuers Whose Securities are Owned by Certain Persons
                                                        Broker
                             For   Against   Abstain Non-Votes*
                      43,451,793 1,303,522 3,608,712    86,235

                    3.12 Modification of Fundamental Policy Regarding Loans
                                                        Broker
                             For   Against   Abstain Non-Votes*
                      43,479,802 1,274,698 3,609,527    86,235

            Item 4.        To amend the terms of the service plan adopted
                    pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                                                        Broker
                             For   Against   Abstain Non-Votes*
                      41,596,780 1,748,299 4,474,200    33,640

            * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

            DIRECTORS
            Keith A. Tucker, Overland Park, Kansas, Chairman of the Board James M. Concannon, Topeka, Kansas
            John A. Dillingham, Kansas City, Missouri
            David P. Gardner, Menlo Park, California
            Linda Graves, Topeka, Kansas
            John F. Hayes, Hutchinson, Kansas
            Glendon E. Johnson, Miami, Florida
            William T. Morgan, Coronado, California
            Ronald K. Richey, Birmingham, Alabama
            Frank J. Ross, Jr., Kansas City, Missouri
            Eleanor B. Schwartz, Kansas City, Missouri
            Frederick Vogel III, Milwaukee, Wisconsin
            Paul S. Wise, Carefree, Arizona

            OFFICERS
            Robert L. Hechler, President
            Henry J. Herrmann, Vice President
            Theodore W. Howard, Vice President and Treasurer
            Thomas A. Mengel, Vice President
            Sharon K. Pappas, Vice President and Secretary




            This report is submitted for the general information of the shareholders of United International Growth Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United International Growth Fund, Inc. current prospectus.




            To all traditional IRA Planholders:

            As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

       THE UNITED GROUP OF MUTUAL FUNDS

       United Cash Management, Inc.
       United Government Securities Fund, Inc.
       United Bond Fund
       United Municipal Bond Fund, Inc.
       United Municipal High Income Fund, Inc.
       United High Income Fund, Inc.
       United High Income Fund II, Inc.
       United Continental Income Fund, Inc.
       United Retirement Shares, Inc.
       United Asset Strategy Fund, Inc.
       United Income Fund
       United Accumulative Fund
       United Vanguard Fund, Inc.
       United New Concepts Fund, Inc.
       United Science and Technology Fund
       United International Growth Fund, Inc.
       United Gold & Government Fund, Inc.


















       ------------------------------------

       FOR MORE INFORMATION:
       Contact your representative, or your
       local office as listed on your
       Account Statement, or contact:
         WADDELL & REED
         CUSTOMER SERVICE
         6300 Lamar Avenue
         P.O. Box 29217
         Shawnee Mission, KS  66201-9217
         (800) 366-5465


       Our INTERNET address is:
         http://www.waddell.com


       NUR1002A(6-98)

       printed on recycled paper

                                       30